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EXHIBIT 32

                        WORLD MARKETING, INC. FORM 10-KSB
                    FOR THE FISCAL YEAR ENDED AUGUST 31, 2007
      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Jacob Roth, certify that

1. I am the President, Chief Executive Officer and Chief Financial Officer of World Marketing, Inc.

2. Attached to this certification is Form 10-KSB for the fiscal year ended August 31, 2007, a periodic report (the "periodic report") filed by the issuer with the Securities Exchange Commission pursuant to Section 13(a) or 15(d) of the Securities and Exchange Act of 1934 (the "Exchange Act"), which contains consolidated financial statements.

3. I hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that

         o The periodic report containing the consolidated financial statements fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act, and

         o The information in the periodic report fairly presents, in all material respects, the consolidated financial condition and results of operations of the issuer for the periods presented.


November 29, 2007                                    /s/ Jacob Roth
                                                     ---------------------------
                                                     Jacob Roth
                                                     President, CEO and CFO